INVESTMENTS IN UNCONSOLIDATED ENTITIES (Policies)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies
Investments in Unconsolidated Entities, Policy

We generally account for investments under the equity method when we have an ownership interest of 20 to 50 percent. In these cases, our pro rata shares of the subsidiaries' net assets are included in Other Investments and in Investment in RBS Sempra Commodities LLP on the Consolidated Balance Sheets. These investments are adjusted for our share of each investee's earnings or losses, dividends, and other comprehensive income or loss.

The carrying value of unconsolidated subsidiaries is evaluated for impairment under the GAAP provisions for equity method investments. We account for certain investments in housing partnerships made before May 19, 1995 under the cost method, whereby the costs were amortized over ten years down to the expected residual value.